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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)      April 26, 2004

ARCHSTONE-SMITH TRUST
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

                   1-16755                                                             84-1592064
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           (Commission File Number)                                      (I.R.S. Employer Identification No.)

    9200 E. Panorama Circle, Suite 400,, Englewood, CO                                   80112
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         (Address of Principal Executive Offices)                                     (Zip Code)

(303) 708-5959
(Registrant's Telephone Number, Including Area Code)

TABLE OF CONTENTS

                                ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

                                ITEM 9.   REGULATION FD DISCLOSURE

                                SIGNATURES

                                INDEX TO EXHIBITS

                                EX - 99.1   PRESS RELEASE

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                (a)             Financial Statements of Business Acquired

                None.

                (b)             Pro Forma Financial Statements

                None

                ©              Exhibits

                                  Exhibit 99.1 Press Release

ITEM 9. REGULATION FD DISCLOSURES

       The Archstone-Smith Trust (“Archstone-Smith”) is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 includes a press release issued by Archstone-Smith on April 22, 2004 regarding its Board increasing the total authorization for common share repurchases. Note: The information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 10 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section or of Section 11 of the Securities Act of 1933 and shall not be deemed incorporated by reference into any registration statement filed under the Securities Act of 1933. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD. 2.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                            ARCHSTONE-SMITH TRUST

                                                                                                                                            By: /s/ R. Scot Sellers
                                                                                                                                            -------------------------------------------
                                                                                                                                            Name: R. Scot Sellers
                                                                                                                                            Title: Chairman and Chief Executive Officer

INDEX TO EXHIBITS

                                                              Exhibit No.                      Description

                                                              99.1                                  Press Release, dated April 22, 2004